SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 6, 2004

CUBIST PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21379	22-3192085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Hayden Avenue, Lexington, Massachusetts 02421
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 860-8660

Item 7.  Financial Statements and Exhibits.

(c)                                  Exhibits.

99.1                           Press Release dated May 6, 2004.

99.2                           Transcript of May 6, 2004 conference call.

Item 12.  Results of Operations and Financial Condition.

On May 6, 2004, the Registrant issued a press release reporting its results for the first quarter ended March 31, 2004.  The press release has been filed as an exhibit to this Report on Form 8-K, attached hereto as Exhibit 99.1.

On May 6, 2004, the Registrant conducted a telephone conference.  The conference call transcript has been filed as an exhibit to this Report on Form 8-K, attached hereto as Exhibit 99.2.

The attached press release and transcript shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBIST PHARMACEUTICALS, INC.

By:	/s/ David W. J. McGirr
David W. J. McGirr
Senior Vice President and
Chief Financial Officer

Dated: May 6, 2004